UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2018

KLONDEX MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-37563	98-1153397
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6110 Plumas Street Suite A
Reno, Nevada 89519
(Address of Principal Executive Offices)

(775) 284-5757
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[   ]

Item 1.01 Entry into a Material Definitive Agreement.

On July 5, 2018, Klondex Mines Ltd. (“Klondex” or the “Company”), Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla, entered into an amendment (the “Amendment”) to that certain Arrangement Agreement by and among the aforementioned parties dated March 16, 2018, which was filed as Exhibit 2.1 to the Company’s Form 8-K filed with the SEC on March 19, 2018 (the “Arrangement Agreement”).

The Amendment (i) revises the terms “Maximum Cash Consideration” and “Maximum Purchaser Shares,” as each are used in the Arrangement Agreement and the plan of arrangement attached to the Arrangement Agreement (the “Plan of Arrangement”), and (ii) adds a new defined term, “Outstanding Warrant Shares,” to both the Arrangement Agreement and Plan of Arrangement, in each case, to reflect the possibility that current “in the money” Company warrants may not be exercised prior to the closing of the Arrangement, and to give effect to any such unexercised warrants in the calculation of the amounts under such defined terms, as revised. The Amendment does not change the exchange ratio or the consideration to be received by securityholders of the Company in the Arrangement. Additionally, the Amendment makes miscellaneous, conforming changes to the Plan of Arrangement that are consistent with the foregoing summary, as well as certain other immaterial changes.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Important Statement regarding the Amendment.

The Amendment has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Amendment or their respective subsidiaries or affiliates.

Important Additional Information and Where to Find It

In connection with the transaction contemplated under the Arrangement Agreement (the “Proposed Transaction”), the Company filed with the SEC and mailed to its shareholders, a proxy statement regarding the Proposed Transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, AND ANY AMENDMENTS AND SUPPLEMENTS TO THE PROXY STATEMENT, IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.klondexmines.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Mike Beckstead, Director, Investor Relations, Klondex Mines Ltd., 6110 Plumas Street, Suite A, Reno, Nevada, USA 89519, Phone: 775-284-5757.

Non Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Certain Participants in the Solicitation

The Company, the Company’s directors and certain of the Company’s executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to shareholder approval of the Proposed Transaction. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 14, 2018 as amended by Amendment No. 1 on Form 10-K/A filed by the Company with the SEC on April 30, 2018, and the Company’s definitive proxy statement for its 2018 Annual and Special Meeting of Shareholders filed with the SEC on June 12, 2018. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.klondexmines.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of United States securities laws and forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, identified by words or phrases such as “expects”, “is expected”, “anticipates”, “believes”, “plans”, “projects”, “estimates”, “assumes”, “intends”, “strategy”, “goals”, “objectives”, “potential”, “possible” or variations thereof or stating that certain actions, events, conditions or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved, or the negative of any of these terms and similar expressions) are not statements of historical fact and may be forward-looking statements. Our forward-looking statements involve risks and uncertainties that may cause our actual results to materially differ from such forward-looking statements. Our forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements were made. We do not assume any obligation to update our forward-looking statements if circumstances or management’s beliefs, expectations or opinions should change, except as required by law. For the reasons set forth above, investors should not place undue reliance on our forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description

2.1	Amending Agreement dated July 5, 2018

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KLONDEX MINES LTD.

Date: July 5, 2018	By: /s/ Barry Dahl
Name: Barry Dahl
Title: Chief Financial Officer